SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 11, 1996




                               RED ROOF INNS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-14058              31-1393666
 -------------------            ---------------         ----------------
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                        Identification Number)


4355 Davidson Road, Hilliard, Ohio                      43026-2491
- ---------------------------------------                -------------------
(Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:   (614) 876-3200
                                                      ---------------------








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     Item 5. OTHER EVENTS

       On June 3, 1996 Francis W. Cash assumed the additional position of chairman of the board of directors. Cash succeeds Peter C. Krause who resigned.


     Item 7. FINANCIAL STATEMENTS - PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.
             Exhibit 99 - Red Roof Inns, Inc. Press Release on June 3, 1996.


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    SIGNATURE

    Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Dated: June 7, 1996
                                           RED ROOF INNS, INC.



                                           By: /s/ David N. Chichester
                                           Name:  David N. Chichester
                                           Title:  Executive Vice President and
                                           Chief Financial Officer



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